Exhibit 99.2

Easterly Government Properties Inc.

VA

Supplemental Information Package
Third Quarter 2024

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues, including credit risk and risk that the U.S. Government reduces its spending on real estate or that it changes its preference away from leased properties; risks associated with ownership and development of real estate; the risk of decreased rental rates or increased vacancy rates; the loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or yield anticipated results; risks associated with our joint venture activities; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; risks associated with derivatives or hedging activity; risks associated with mortgage debt or unsecured financing or the unavailability thereof, which could make it difficult to finance or refinance properties and could subject us to foreclosure; adverse impacts from any future pandemic, epidemic or outbreak of any highly infectious disease on the U.S., regional and global economies and the financial condition and results of operations of the Company; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission, or the SEC, on February 27, 2024 and included under the heading “Risk Factors” in our other public filings. In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2024 that will be released in our Form 10-Q to be filed with the SEC on or about November 5, 2024.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time. We present certain financial information and metrics “at Easterly’s Share,” which is calculated on an entity-by-entity basis. “At Easterly’s Share” information, which we also refer to as being “at share,” “pro rata,” “our pro rata share” or “our share” is not, and is not intended to be, a presentation in accordance with GAAP.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized net expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current Nareit definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items, nonrecurring expenditures and the unconsolidated real estate venture’s allocated share of these adjustments. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

Cash fixed charge coverage ratio is calculated as EBITDA divided by the sum of principal amortization and interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Cash interest coverage ratio is calculated as EBITDA divided by interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Core Funds from Operations (Core FFO) adjusts FFO to present an alternative measure of the Company's operating performance, which, when applicable, excludes items which it believes are not representative of ongoing operating results, such as liability management related costs (including losses on extinguishment of debt and modification costs), catastrophic event charges, depreciation of non-real estate assets, provision for credit losses, and the unconsolidated real estate venture's allocated share of these adjustments. In future periods, the Company may also exclude other items from Core FFO that it believes may help investors compare its results. The Company believes Core FFO more accurately reflects the ongoing operational and financial performance of the Company's core business.

EBITDA is calculated as the sum of net income (loss) before interest expense, taxes, depreciation and amortization, (gain) loss on the sale of operating properties, impairment loss, and the unconsolidated real estate venture’s allocated share of these adjustments. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP, is not indicative of operating income or cash provided by operating activities as determined under GAAP and may be presented on a pro forma basis. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP.

Supplemental Definitions

Funds From Operations (FFO) is defined, in accordance with the Nareit FFO White Paper - 2018 Restatement, as net income (loss), calculated in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO includes the Company’s share of FFO generated by unconsolidated affiliates. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Net Debt and Adjusted Net Debt Net Debt represents the Company's consolidated debt and its share of unconsolidated debt adjusted to exclude its share of unamortized premiums and discounts and deferred financing fees, less its share of cash and cash equivalents and property acquisition closing escrow, net of deposit. By excluding these items, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted Net Debt is Net Debt reduced by 1) for each project under construction or in design, the lesser of i) outstanding lump-sum reimbursement amounts and ii) the cost to date, 2) 40% times the amount by which the cost to date exceeds total lump-sum reimbursement amounts for each project under construction or in design and 3) outstanding lump-sum reimbursement amounts for projects previously completed. These adjustments are made to 1) remove the estimated portion of each project under construction, in design or previously completed that has been financed with debt which may be repaid with outstanding cost reimbursement payments from the US Government and 2) remove the estimated portion of each project under construction or in design, in excess of total lump-sum reimbursements, that has been financed with debt but has not yet produced earnings. See page 25 for further information. The Company’s method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and may be presented on a pro forma basis. Accordingly, the Company's method may not be comparable to such other REITs.

Net Operating Income (NOI) and Cash NOI NOI is calculated as net income adjusted to exclude depreciation and amortization, acquisition costs, corporate general and administrative costs, provision for credit losses, interest expense, gains or losses from sales of property, impairment loss, and the unconsolidated real estate venture’s allocated share of these adjustments. Cash NOI excludes from NOI straight-line rent, amortization of above-/below-market leases, amortization of deferred revenue (which results from landlord assets funded by tenants), and the unconsolidated real estate venture’s allocated share of these adjustments. NOI and Cash NOI presented by the Company may not be comparable to NOI and Cash NOI reported by other REITs that define NOI and Cash NOI differently. The Company believes that NOI and Cash NOI provide investors with useful measures of the operating performance of its properties. NOI and Cash NOI should not be considered an alternative to net income as an indication of the Company's performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2001 K Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Lindsay Winterhalter
Suite 775 North		or 202-596-3947 to request an	Senior VP, Investor Relations & Operations
Washington, DC 20006	Ticker	Investor Relations package
202-595-9500	DEA

Executive Team		Board of Directors
Darrell Crate, President & CEO	Mark Bauer, EVP Development	William Binnie, Chairman	Emil Henry Jr.
Michael Ibe, Vice-Chairman & EVP	Franklin Logan, GC	Darrell Crate	Michael Ibe
Allison Marino, CFO & CAO	Andrew Pulliam, EVP Acquisitions	Cynthia Fisher	Tara Innes
Stuart Burns, EVP Government Relations		Scott Freeman
Nick Nimerala, SVP Chief Asset Officer

Equity Research Coverage

Citigroup	Raymond James & Associates	RBC Capital Markets
Michael A. Griffin	Jonathan Hughes	Michael Carroll
212-816-5871	727-567-2438	440-715-2649

Jefferies	Truist Securities	Compass Point Research & Trading, LLC
Peter Abramowitz	Michael R. Lewis	Merrill Ross
212-336-7241	212-319-5659	202-534-1392

BMO Capital Markets
John P. Kim
212-885-4115

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Executive Summary (In thousands, except share and per share amounts)

Outstanding Classes of Stock and Partnership Units - Fully Diluted Basis	At September 30, 2024		Earnings	Three months ended September 30, 2024	Three months ended September 30, 2023
Common shares	105,619,594		Net income available to Easterly Government Properties, Inc.	$4,863	$5,374
Unvested restricted shares	46,735		Net income available to Easterly Government Properties, Inc.
Common partnership and vested LTIP units	5,339,579		per share:
Total - fully diluted basis	111,005,908		Basic	$0.05	$0.06
			Diluted	$0.05	$0.06

Market Capitalization	At September 30, 2024		Net income	$5,115	$6,081
Price of Common Shares	$13.58		Net income, per share - fully diluted basis	$0.05	$0.06
Total equity market capitalization - fully diluted basis	$1,507,460		Funds From Operations (FFO)	$30,634	$29,963
Net Debt	1,448,224		FFO, per share - fully diluted basis	$0.28	$0.28
Total enterprise value	$2,955,685
			Core FFO	$32,172	$30,238
			Core FFO, per share - fully diluted basis	$0.30	$0.29
Ratios	At September 30, 2024
Net debt to total enterprise value	49.0%		Cash Available for Distribution (CAD)	$25,102	$23,958
Net debt to annualized quarterly EBITDA	7.8	x
Adjusted Net Debt to annualized quarterly pro forma EBITDA	7.0	x	Liquidity	At September 30, 2024
Cash interest coverage ratio	3.0	x	Cash and cash equivalents		$33,239
Cash fixed charge coverage ratio	2.8	x	Available under $400 million senior unsecured 2024 revolving credit facility(1)		$250,325

(1) 2024 revolving credit facility has an accordion feature that provides additional capacity, subject to syndication of the increase and the satisfaction of customary terms and conditions, of up to $300 million, for a total revolving credit facility size of not more than $700 million.

Balance Sheets (Unaudited, in thousands, except share amounts)

	September 30, 2024	December 31, 2023
Assets
Real estate properties, net	$2,457,256	$2,319,143
Cash and cash equivalents	31,202	9,381
Restricted cash	8,005	12,558
Tenant accounts receivable	70,280	66,274
Investment in unconsolidated real estate venture	315,886	284,544
Real estate loan receivable, net	30,689	-
Intangible assets, net	146,204	148,453
Interest rate swaps	514	1,994
Prepaid expenses and other assets	41,073	37,405
Assets held for sale	2,002	-
Total assets	$3,103,111	$2,879,752

Liabilities
Revolving credit facility	149,550	79,000
Term loan facilities, net	273,851	299,108
Notes payable, net	894,523	696,532
Mortgage notes payable, net	156,653	220,195
Intangible liabilities, net	11,367	12,480
Deferred revenue	121,767	82,712
Accounts payable, accrued expenses and other liabilities	113,766	80,209
Total liabilities	1,721,477	1,470,236

Equity
Common stock, par value $0.01, 200,000,000 shares authorized, 105,666,329 and 100,973,247 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	1,056	1,010
Additional paid-in capital	1,845,271	1,783,338
Retained earnings	126,401	112,301
Cumulative dividends	(658,042)	(576,319)
Accumulated other comprehensive income	489	1,871
Total stockholders' equity	1,315,175	1,322,201
Non-controlling interest in Operating Partnership	66,459	87,315
Total equity	1,381,634	1,409,516
Total liabilities and equity	$3,103,111	$2,879,752

Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Revenues
Rental income	$72,536	$68,205	$215,465	$204,111
Tenant reimbursements	663	2,704	4,494	7,279
Asset management income	579	526	1,680	1,560
Other income	1,003	579	2,163	1,657
Total revenues	74,781	72,014	223,802	214,607

Expenses
Property operating	16,710	18,746	51,420	54,263
Real estate taxes	8,000	7,814	24,072	22,901
Depreciation and amortization	23,795	22,245	71,681	67,945
Acquisition costs	600	321	1,427	1,226
Corporate general and administrative	4,667	6,107	18,032	20,426
Provision for credit losses (1)	1,260	-	1,478	-
Total expenses	55,032	55,233	168,110	166,761

Other income (expense)
Income from unconsolidated real estate venture	1,575	1,346	4,367	4,166
Interest expense, net	(16,209)	(12,046)	(45,210)	(35,739)
Net income	5,115	6,081	14,849	16,273

Non-controlling interest in Operating Partnership	(252)	(707)	(749)	(1,905)
Net income available to Easterly Government
Properties, Inc.	$4,863	$5,374	$14,100	$14,368

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.05	$0.06	$0.13	$0.15
Diluted	$0.05	$0.06	$0.13	$0.15

Weighted-average common shares outstanding:
Basic	103,515,246	93,537,121	102,671,381	92,674,039
Diluted	103,904,581	93,849,444	102,980,995	92,938,221

Net income, per share - fully diluted basis	$0.05	$0.06	$0.14	$0.15

Weighted average common shares outstanding -
fully diluted basis	108,488,604	105,888,188	108,162,965	105,014,057

(1) Provision for credit loss amounts previously classified within Corporate general and administrative have been reclassified to Provision for credit losses on our Consolidated Statements of Operations to conform with the current period presentation.

Net Operating Income (Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023

Net income	$5,115	$6,081	$14,849	$16,273
Depreciation and amortization	23,795	22,245	71,681	67,945
Acquisition costs	600	321	1,427	1,226
Corporate general and administrative	4,667	6,107	18,032	20,426
Provision for credit losses	1,260	-	1,478	-
Interest expense	16,209	12,046	45,210	35,739
Unconsolidated real estate venture allocated share of above adjustments	2,038	1,947	6,194	5,872
Net Operating Income	53,684	48,747	158,871	147,481
Adjustments to Net Operating Income:
Straight-line rent and other non-cash adjustments	(1,336)	(1,300)	(3,087)	(2,782)
Amortization of above-/below-market leases	(390)	(676)	(1,464)	(2,052)
Amortization of deferred revenue	(1,762)	(1,572)	(5,125)	(4,678)
Unconsolidated real estate venture allocated share of above adjustments	(4)	(6)	44	(118)
Cash Net Operating Income	$50,192	$45,193	$149,239	$137,851

EBITDA (Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net income	$5,115	$6,081	$14,849	$16,273
Depreciation and amortization	23,795	22,245	71,681	67,945
Interest expense	16,209	12,046	45,210	35,739
Tax expense	(431)	283	(458)	803
Unconsolidated real estate venture allocated share of above adjustments	1,999	1,960	6,154	5,842
EBITDA	$46,687	$42,615	$137,436	$126,602

Pro forma adjustments(1)	853
Pro forma EBITDA	$47,540

(1) Pro forma assuming a full quarter of operations from the two operating properties acquired in the third quarter of 2024.

FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023

Net income	$5,115	$6,081	$14,849	$16,273
Depreciation of real estate assets	23,543	21,995	70,926	67,194
Unconsolidated real estate venture allocated share of above adjustments	1,976	1,887	5,984	5,637
FFO	$30,634	$29,963	$91,759	$89,104
Adjustments to FFO:
Loss on extinguishment of debt	$2	$-	$260	$14
Provision for credit losses	1,260	-	1,478	-
Natural disaster event expense, net of recovery	7	8	(1)	86
Depreciation of non-real estate assets	252	250	755	751
Unconsolidated real estate venture allocated share of above adjustments	17	17	50	50
Core FFO	$32,172	$30,238	$94,301	$90,005

FFO, per share - fully diluted basis	$0.28	$0.28	$0.85	$0.85
Core FFO, per share - fully diluted basis	$0.30	$0.29	$0.87	$0.86

Core FFO	$32,172	$30,238	$94,301	$90,005
Straight-line rent and other non-cash adjustments	(1,349)	(1,296)	(3,123)	(2,661)
Amortization of above-/below-market leases	(390)	(676)	(1,464)	(2,052)
Amortization of deferred revenue	(1,762)	(1,572)	(5,125)	(4,678)
Non-cash interest expense	662	264	1,358	752
Non-cash compensation	(180)	1,658	2,209	4,625
Natural Disaster event expense, net of recovery	(7)	(8)	1	(86)
Principal amortization	(1,093)	(1,100)	(3,288)	(3,226)
Maintenance capital expenditures	(2,672)	(3,207)	(8,209)	(8,276)
Contractual tenant improvements	(287)	(355)	(860)	(1,368)
Unconsolidated real estate venture allocated share of above adjustments	8	12	(7)	(62)
Cash Available for Distribution (CAD)	$25,102	$23,958	$75,793	$72,973

Weighted average common shares outstanding - fully diluted basis	108,488,604	105,888,188	108,162,965	105,014,057

Unconsolidated Real Estate Venture

(Unaudited, in thousands)

Balance Sheet Information	Balance Sheet	Easterly's Share(2)
	September 30, 2024	September 30, 2024
Real estate properties - net	$504,812	$267,550
Total assets	607,590	322,021
Total liabilities	12,159	6,443
Total preferred stockholders' equity	126	66
Total common stockholders' equity	595,305	315,512
Basis difference(1)	-	374
Total equity	$595,431	$315,886

(1) This amount represents the aggregate difference between the Company’s historical cost basis and basis reflected at the joint venture level.

(2) The Company owns 53.0% of the properties through the unconsolidated joint venture.

Unconsolidated Real Estate Venture (Cont.) (Unaudited, in thousands)

Income Statement Information	Three Months Ended	Easterly's Share(1)	Nine Months Ended	Easterly's Share(1)
	September 30, 2024	September 30, 2024	September 30, 2024	September 30, 2024
Revenues
Rental income	$11,362	$6,022	$32,722	$17,343
Other income	48	25	140	74
Total Revenues	11,410	6,047	32,862	17,417
Operating expenses
Property operating	2,385	1,264	6,785	3,595
Real estate taxes	1,620	859	4,465	2,366
Depreciation and amortization	3,758	1,992	11,383	6,033
Asset management fees	579	307	1,679	891
Corporate general and administrative	46	24	179	95
Total expenses	8,388	4,446	24,491	12,980
Other expenses
Interest expense	(41)	(22)	(123)	(66)
Distributions to preferred stockholders	(8)	(4)	(8)	(4)
Net income	$2,981	$1,575	$8,248	$4,367

Depreciation and amortization	3,758	1,992	11,383	6,033
Interest expense	41	22	123	66
Tax expense	(29)	(15)	102	55
EBITDA	$6,751	$3,574	$19,856	$10,521

Pro forma adjustments(2)	843	447
Pro forma EBITDA	$7,594	$4,021

Net income	$2,981	$1,575	$8,248	$4,367
Depreciation of real estate assets	3,727	1,976	11,291	5,984
FFO	$6,708	$3,551	$19,539	$10,351
Adjustments to FFO:
Depreciation of non-real estate assets	31	17	93	50
Core FFO	$6,739	$3,568	$19,632	$10,401
Adjustments to Core FFO:
Straight-line rent and other non-cash adjustments	(8)	(4)	82	44
Non-cash interest expense	41	22	123	65
Maintenance capital expenditures	(24)	(12)	(195)	(103)
Contractual tenant improvements	-	-	(29)	(15)
Cash Available for Distribution (CAD)	$6,748	$3,574	$19,613	$10,391

(1) The Company owns 53.0% of the properties through the unconsolidated joint venture.

(2) Pro forma assuming a full quarter of operations from the one unconsolidated joint venture property acquired in the third quarter of 2024.

Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	September 30, 2024 Interest Rate	September 30, 2024 Balance(1)	September 30, 2024 Percent of Total Indebtedness
Unsecured debt
2024 Revolving Credit facility	3-Jun-28(2)	S + 145 bps(3)	149,550	10.1%
2016 Term Loan facility	30-Jan-25	5.63%(4)	100,000	6.8%
2018 Term Loan facility	23-Jul-26	5.23%(5)	174,500	11.8%
2017 Series A Senior Notes	25-May-27	4.05%	95,000	6.4%
2017 Series B Senior Notes	25-May-29	4.15%	50,000	3.4%
2017 Series C Senior Notes	25-May-32	4.30%	30,000	2.0%
2019 Series A Senior Notes	12-Sep-29	3.73%	85,000	5.7%
2019 Series B Senior Notes	12-Sep-31	3.83%	100,000	6.8%
2019 Series C Senior Notes	12-Sep-34	3.98%	90,000	6.1%
2021 Series A Senior Notes	14-Oct-28	2.62%	50,000	3.4%
2021 Series B Senior Notes	14-Oct-30	2.89%	200,000	13.5%
2024 Series A Senior Notes	28-May-33	6.56%	150,000	10.1%
2024 Series B Senior Notes	13-Aug-33	6.56%	50,000	3.4%
Total unsecured debt	5.1 years	4.68%	$1,324,050	89.5%
	(wtd-avg maturity)	(wtd-avg rate)

Secured mortgage debt
USFS II - Albuquerque	14-Jul-26	4.46%	10,137	0.7%
ICE - Charleston	15-Jan-27	4.21%	10,874	0.7%
VA - Loma Linda	6-Jul-27	3.59%	127,500	8.6%
CBP - Savannah	10-Jul-33	3.40%	8,902	0.5%
Total secured mortgage debt	3 years	3.68%	$157,413	10.5%
	(wtd-avg maturity)	(wtd-avg rate)

(1) Excludes unamortized premiums / discounts and deferred financing fees.

(2) 2024 revolving credit facility has two six-month as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(3) Our 2024 revolving credit facility is subject to one interest rate swap with an effective date of June 23, 2023 and a notional value of $100.0 million, of which $25.5 million is associated with our 2024 revolving credit facility, to effectively fix the interest rate at 5.46% annually. The spread over the secured overnight financing rate ("SOFR") is based on our consolidated leverage ratio, as defined in our 2024 revolving credit facility agreement. Additionally, at September 30, 2024, $124.1 million of amounts outstanding under our 2024 revolving credit facility had a floating rate of 4.83% under USD SOFR with a five day lookback.

(4) Calculated based on one interest rate swap with a notional value of $100.0 million, which effectively fixes the interest rate at 5.63% annually based on the Company’s current consolidated leverage ratio. The interest rate swap matures on December 23, 2024, which is not coterminous with the maturity date of the 2016 term loan facility.

(5) Calculated based on two interest rate swaps with an aggregate notional value of $200.0 million, of which $174.5 million is associated with our 2018 term loan facility, which effectively fix the interest rate at 5.23% annually based on the Company’s current consolidated leverage ratio. The two interest rate swaps mature on June 29, 2025 and March 23, 2025, neither of which is coterminous with the maturity date of the 2018 term loan facility.

Debt Schedules (Cont.) (Unaudited, in thousands)

Debt Statistics	September 30, 2024		September 30, 2024
Variable rate debt - unhedged	$124,050	% Variable rate debt - unhedged	8.4%
Fixed rate debt	1,357,413	% Fixed rate debt(3)	91.6%
Total Debt(1)	$1,481,463
Less: cash and cash equivalents	(33,239)	Weighted average maturity	4.9 years
Net Debt	$1,448,224	Weighted average interest rate	4.6%
Less: Adjustment for development(2)	(121,270)
Adjusted Net Debt	$1,326,954

(1) Excludes unamortized premiums / discounts and deferred financing fees.

(2) See definition of Adjusted Net Debt on Page 4.

(3) Includes the Company's 2016 and 2018 term loan facilities and $25.5 million associated with our 2024 revolving credit facility which are effectively swapped to fixed interest rates. Note the associated swaps are not coterminous with maturity dates of the respective term loan facilities. See Page 15 for further detail.

Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Weighted Average Interest Rate of Scheduled Maturities
2024	1,116	-	-	1,116	0.1%	0.00%
2025	4,598	-	100,000	104,598	7.1%	5.63%
2026	3,686	6,368	174,500	184,554	12.5%	5.19%
2027	1,093	134,640	95,000	230,733	15.6%	3.81%
2028	983	-	199,550	200,533	13.5%	5.26%
2029	1,016	-	135,000	136,016	9.2%	3.89%
2030	1,049	-	200,000	201,049	13.6%	2.89%
2031	1,081	-	100,000	101,081	6.8%	3.83%
2032	1,116	-	30,000	31,116	2.1%	4.30%
2033	667	-	200,000	200,667	13.5%	6.43%
2034	-	-	90,000	90,000	6.0%	3.98%
Total	$16,405	$141,008	$1,324,050	$1,481,463	100.0%

Leased Operating Property Overview (As of September 30, 2024, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,812,723	4.9%	$51.32
USCIS - Kansas City	Lee's Summit, MO	Office	2024 - 2042(1)	1969 / 1999	403,178	10,170,319	2.9%	25.23
JSC - Suffolk	Suffolk, VA	Specialized Facility	2028(2)	1993 / 2004	403,737	8,503,831	2.5%	21.06
Various GSA - Chicago	Des Plaines, IL	Office	2026	1971 / 1999	188,768	7,789,136	2.3%	41.26
IRS - Fresno	Fresno, CA	Office	2033	2003	180,481	6,916,710	2.1%	38.32
Various GSA - Portland	Portland, OR	Office	2025 - 2039(3)	2002	205,478	6,910,724	2.1%	33.63
FBI - Salt Lake	Salt Lake City, UT	Specialized Facility	2032	2012	169,542	6,897,319	2.1%	40.68
Various GSA - Buffalo	Buffalo, NY	Office	2025 - 2039	2004	273,678	6,887,944	2.1%	25.17
VA - San Jose	San Jose, CA	Outpatient Clinic	2038	2018	90,085	5,819,576	1.7%	64.60
EPA - Lenexa	Lenexa, KS	Office	2027(2)	2007 / 2012	169,585	5,741,220	1.7%	33.85
FBI - Tampa	Tampa, FL	Specialized Facility	2040	2005	138,000	5,313,546	1.6%	38.50
FBI - San Antonio	San Antonio, TX	Specialized Facility	2025	2007	148,584	5,229,718	1.6%	35.20
FDA - Alameda	Alameda, CA	Laboratory	2039	2019	69,624	4,966,673	1.5%	71.34
PTO - Arlington	Arlington, VA	Specialized Facility	2035	2009	190,546	4,683,980	1.4%	24.58
FBI / DEA - El Paso	El Paso, TX	Specialized Facility	2028	1998 - 2005	203,683	4,669,165	1.4%	22.92
FEMA - Tracy	Tracy, CA	Warehouse	2038	2018	210,373	4,658,468	1.4%	22.14
TREAS - Parkersburg	Parkersburg, WV	Office	2041	2004 / 2006	182,500	4,399,697	1.3%	24.11
FDA - Lenexa	Lenexa, KS	Laboratory	2040	2020	59,690	4,253,539	1.3%	71.26
VA - South Bend	Mishakawa, IN	Outpatient Clinic	2032	2017	86,363	4,128,602	1.2%	47.81
FBI - Pittsburgh	Pittsburgh, PA	Specialized Facility	2027	2001	100,054	4,079,780	1.2%	40.78
ICE - Dallas	Irvine, TX	Specialized Facility	2032 / 2040(4)	2000 / 2020	129,046	4,063,824	1.2%	31.49
VA - Mobile	Mobile, AL	Outpatient Clinic	2033	2018	79,212	4,023,649	1.2%	50.80
USCIS - Lincoln	Lincoln, NE	Office	2025	2005	137,671	3,968,833	1.2%	28.83
FBI - New Orleans	New Orleans, LA	Specialized Facility	2029(5)	1999 / 2006	137,679	3,964,861	1.2%	28.80
FBI - Omaha	Omaha, NE	Specialized Facility	2044	2009	112,196	3,959,898	1.2%	35.29
FBI - Knoxville	Knoxville, TN	Specialized Facility	2025	2010	99,130	3,629,035	1.1%	36.61
FBI - Albany	Albany, NY	Specialized Facility	2036	1998	69,476	3,591,446	1.1%	51.69
FBI - Birmingham	Birmingham, AL	Specialized Facility	2042	2005	96,278	3,564,008	1.1%	37.02
EPA - Kansas City	Kansas City, KS	Laboratory	2043	2003	55,833	3,556,597	1.1%	63.70
USFS II - Albuquerque	Albuquerque, NM	Office	2026(2)	2011	98,720	3,419,082	1.0%	34.63
DOT - Lakewood	Lakewood, CO	Office	2039	2004	116,046	3,383,707	1.0%	29.16
ICE - Charleston	North Charleston, SC	Specialized Facility	2027	1994 / 2012	65,124	3,362,481	1.0%	51.63
VA - Chico	Chico, CA	Outpatient Clinic	2034	2019	51,647	3,341,876	1.0%	64.71
FBI - Richmond	Richmond, VA	Specialized Facility	2041	2001	96,607	3,334,875	1.0%	34.52
JUD - Del Rio	Del Rio, TX	Federal Courthouse	2041	1992 / 2004	89,880	3,312,024	1.0%	36.85
USFS I - Albuquerque	Albuquerque, NM	Office	2024	2006	92,455	3,270,004	1.0%	35.37
FBI - Little Rock	Little Rock, AR	Specialized Facility	2041	2001	102,377	3,237,404	1.0%	31.62

Leased Operating Property Overview (Cont.) (As of September 30, 2024, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
DEA - Sterling	Sterling, VA	Laboratory	2038	2001	57,692	3,222,788	1.0%	55.86
USCIS - Tustin	Tustin, CA	Office	2034	1979 / 2019	66,818	3,142,255	0.9%	47.03
DEA - Vista	Vista, CA	Laboratory	2035	2002	52,293	3,141,911	0.9%	60.08
VA - Indianapolis	Brownsburg, IN	Outpatient Clinic	2041	2021	80,000	2,981,475	0.9%	37.27
VA - Orange	Orange, CT	Outpatient Clinic	2034	2019	56,330	2,980,679	0.9%	52.91
ICE - Albuquerque	Albuquerque, NM	Specialized Facility	2027	2011	71,100	2,841,468	0.8%	39.96
FBI - Mobile	Mobile, AL	Specialized Facility	2029(2)	2001	76,112	2,823,646	0.8%	37.10
SSA - Charleston	Charleston, WV	Office	2029	1959 / 2000	110,000	2,806,152	0.8%	25.51
DEA - Dallas Lab	Dallas, TX	Laboratory	2038	2001	49,723	2,786,394	0.8%	56.04
JUD - El Centro	El Centro, CA	Federal Courthouse	2034	2004	43,345	2,785,903	0.8%	64.27
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,775,202	0.8%	65.33
DEA - Upper Marlboro	Upper Marlboro, MD	Laboratory	2037	2002	50,978	2,761,611	0.8%	54.17
NARA - Broomfield	Broomfield, CO	Warehouse	2032	2012	161,730	2,690,321	0.8%	16.63
TREAS - Birmingham	Birmingham, AL	Office	2029	2014	83,676	2,616,096	0.8%	31.26
DHS - Atlanta	Atlanta, GA	Specialized Facility	2031 - 2038(6)	2008 / 2023	91,185	2,574,358	0.8%	28.23
USAO - Louisville	Louisville, KY	Specialized Facility	2031	2011	60,000	2,550,159	0.8%	42.50
JUD - Charleston	Charleston, SC	Federal Courthouse	2040	1999	52,339	2,522,970	0.8%	48.20
JUD - Jackson	Jackson, TN	Federal Courthouse	2043	1998	75,043	2,403,192	0.7%	32.02
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,289,519	0.7%	65.41
DEA - Dallas	Dallas, TX	Specialized Facility	2041	2001	71,827	2,269,404	0.7%	31.60
Various GSA - Cleveland	Brooklyn Heights, OH	Office	2028 - 2040(7)	1981 / 2021	61,384	2,244,582	0.7%	36.57
NWS - Kansas City	Kansas City, MO	Specialized Facility	2033(2)	1998 / 2020	94,378	2,151,911	0.6%	22.80
DEA - Santa Ana	Santa Ana, CA	Specialized Facility	2029	2004	39,905	2,025,762	0.6%	50.76
GSA - Clarksburg	Clarksburg, WV	Office	2039(2)	1999	70,495	1,920,539	0.6%	27.24
NPS - Omaha	Omaha, NE	Specialized Facility	2029	2004	62,772	1,891,182	0.6%	30.13
DEA - North Highlands	Sacramento, CA	Specialized Facility	2033	2002	37,975	1,885,075	0.6%	49.64
VA - Golden	Golden, CO	Warehouse	2026	1996 / 2011	56,753	1,773,841	0.5%	31.26
JUD - Newport News	Newport News, VA	Federal Courthouse	2033	2008	35,005	1,672,759	0.5%	47.79
ICE - Orlando	Orlando, FL	Specialized Facility	2040	1996 / 2010	49,420	1,660,402	0.5%	33.60
USCG - Martinsburg	Martinsburg, WV	Specialized Facility	2027	2007	59,547	1,618,049	0.5%	27.17
JUD - Aberdeen	Aberdeen, MS	Federal Courthouse	2025	2005	46,979	1,569,076	0.5%	33.40
VA - Charleston	North Charleston, SC	Warehouse	2024 / 2040	2020	97,718	1,493,988	0.4%	15.29
DEA - Albany	Albany, NY	Specialized Facility	2042	2004	31,976	1,407,704	0.4%	44.02
USAO - Springfield	Springfield, IL	Specialized Facility	2038	2002	43,600	1,391,454	0.4%	31.91
JUD - Council Bluffs	Council Bluffs, IA	Federal Courthouse	2041(7)	2021	28,900	1,364,225	0.4%	47.21
DEA - Riverside	Riverside, CA	Specialized Facility	2032	1997	34,354	1,320,529	0.4%	38.44
DEA - Birmingham	Birmingham, AL	Specialized Facility	2038	2005	35,616	1,251,695	0.4%	35.14

Leased Operating Property Overview (Cont.) (As of September 30, 2024, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
SSA - Dallas	Dallas, TX	Specialized Facility	2035	2005	27,200	1,069,445	0.3%	39.32
HSI - Orlando	Orlando, FL	Specialized Facility	2036	2006	27,840	1,065,323	0.3%	38.27
JUD - South Bend	South Bend, IN	Federal Courthouse	2027	1996 / 2011	30,119	794,845	0.2%	26.39
ICE - Louisville	Louisville, KY	Specialized Facility	2036	2011	17,420	661,535	0.2%	37.98
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	562,837	0.2%	34.96
DEA - Bakersfield	Bakersfield, CA	Specialized Facility	2038	2000	9,800	492,965	0.1%	50.30
SSA - San Diego	San Diego, CA	Specialized Facility	2032	2003	10,059	451,544	0.1%	44.89
ICE - Otay	San Diego, CA	Office	2027	2001	7,434	261,222	0.1%	35.14

Subtotal					7,851,360	$278,784,266	83.1%	$35.51

Wholly Owned State and Local Government Leased Property
CA - Anaheim	Anaheim, CA	Office	2033 / 2034	1991 / 2020	95,273	3,364,379	1.0%	35.31

Subtotal					95,273	$3,364,379	1.0%	$35.31

Wholly Owned Privately Leased Property
Northrop Grumman - Dayton	Beavercreek, OH	Specialized Facility	2029(7)	2012	99,246	2,321,179	0.7%	23.39
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse	2028(7)	2013	70,078	412,024	0.1%	5.88
Subtotal					169,324	$2,733,203	0.8%	$16.14

Wholly Owned Properties Total / Weighted Average					8,115,957	$284,881,848	84.9%	$35.10

Leased Operating Property Overview (Cont.) (As of September 30, 2024, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot
U.S Government Leased to Unconsolidated Real Estate Venture
VA - Phoenix(8)	Phoenix, AZ	Outpatient Clinic	2042	2022	257,294	10,736,674	3.2%	41.73
VA - San Antonio(8)	San Antonio, TX	Outpatient Clinic	2041	2021	226,148	9,254,429	2.8%	40.92
VA - Jacksonville(8)	Jacksonville, FL	Outpatient Clinic	2043	2023	193,100	7,330,590	2.2%	37.96
VA - Chattanooga(8)	Chattanooga, TN	Outpatient Clinic	2035	2020	94,566	4,369,452	1.3%	46.21
VA - Lubbock(8)(9)	Lubbock, TX	Outpatient Clinic	2040	2020	120,916	4,248,831	1.3%	35.14
VA - Marietta(8)	Marietta, GA	Outpatient Clinic	2041	2021	76,882	3,941,850	1.2%	51.27
VA - Birmingham(8)	Irondale, AL	Outpatient Clinic	2041	2021	77,128	3,175,571	0.9%	41.17
VA - Corpus Christi(8)	Corpus Christi, TX	Outpatient Clinic	2042	2022	69,276	2,938,590	0.9%	42.42
VA - Columbus(8)	Columbus, GA	Outpatient Clinic	2042	2022	67,793	2,917,896	0.9%	43.04
VA - Lenexa(8)	Lenexa, KS	Outpatient Clinic	2041	2021	31,062	1,328,375	0.4%	42.77

Subtotal					1,214,165	$50,242,258	15.1%	$41.38

Total / Weighted Average					9,330,122	$335,124,106	100.0%	$35.92

Total / Weighted Average at Easterly's Share					8,759,464	$311,510,245		$35.56

(1) 316,318 square feet leased to U.S. Citizenship and Immigration Services ("USCIS") will expire on February 19, 2042 and contains two five-year renewal options. 88,672 square feet leased to four private tenants will expire between 2024-2028 and each contains renewal options.

(2) Lease contains one five-year renewal option.

(3) 37,811 square feet leased to the U.S. Army Corps of Engineers ("ACOE") will expire on February 19, 2025 and contains two five-year renewal options. 21,646 square feet leased to the Federal Bureau of Investigation ("FBI") will expire on December 31, 2029 and contains one five-year renewal options. 11,061 square feet leased to five private tenants will expire between 2025-2030 and each contains renewal options. 4,846 square feet leased to the Department of Energy ("DOE") will expire on April 14, 2033 and contains one ten-year renewal option.

(4) 80,523 square feet leased to the U.S. Immigration and Customs Enforcement ("ICE") will expire on September 14, 2040. 29,074 square feet leased to a private tenant will expire on September 30, 2032 and contains one five-year renewal option. 19,449 square feet leased to a private tenant will expire on January 31, 2032 and contains one five-year renewal option.

(5) Lease contains one ten-year renewal option.

(6) 29,737 square feet leased to the U.S. Customs and Border Protection ("CBP") will expire on April 30, 2038. 17,373 square feet leased to a private tenant will expire on December 31, 2031 and contains two five-year renewal options. 44,075 square feet leased to the Transportation Security Administration ("TSA") will expire on December 14, 2038 and contains one five-year renewal option.

(7) Lease contains two five-year renewal options.

(8) The Company owns 53.0% of the property through an unconsolidated joint venture.

(9) Asset is subject to a ground lease where the unconsolidated joint venture is the lessee.

Tenants (As of September 30, 2024, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Department of Veteran Affairs ("VA")	14.4	2,251,131	24.0%	$96,115,532	28.7%
Federal Bureau of Investigation ("FBI")	9.2	1,498,607	16.1%	53,272,188	15.9%
Drug Enforcement Administration ("DEA")	11.0	607,290	6.5%	27,900,724	8.3%
Judiciary of the U.S. ("JUD")	12.6	401,610	4.3%	16,424,994	4.9%
U.S. Citizenship and Immigration Services ("USCIS")	12.1	520,807	5.6%	15,048,954	4.5%
Immigration and Customs Enforcement ("ICE")	9.1	313,837	3.4%	12,154,452	3.6%
Environmental Protection Agency ("EPA")	6.9	225,418	2.4%	9,297,817	2.8%
Food and Drug Administration ("FDA")	15.4	129,314	1.4%	9,220,212	2.8%
U.S. Joint Staff Command ("JSC")	3.7	403,737	4.3%	8,503,831	2.5%
Internal Revenue Service ("IRS")	8.9	233,334	2.5%	8,218,306	2.5%
Federal Aviation Administration ("FAA")	2.1	188,768	2.0%	7,789,136	2.3%
Bureau of the Fiscal Service ("BFS")	12.9	266,176	2.9%	7,015,793	2.1%
U.S. Forest Service ("USFS")	1.0	191,175	2.0%	6,689,086	2.0%
Social Security Administration ("SSA")	8.3	192,185	2.1%	5,551,053	1.7%
Patent and Trademark Office ("PTO")	10.3	190,546	2.0%	4,683,980	1.4%
Federal Emergency Management Agency ("FEMA")	14.0	210,373	2.3%	4,658,468	1.4%
U.S. Attorney Office ("USAO")	10.2	110,776	1.2%	4,137,116	1.2%
Department of Transportation ("DOT")	14.0	123,480	1.3%	3,644,929	1.1%
Customs and Border Protection ("CBP")	10.9	64,737	0.7%	3,226,944	1.0%
National Archives and Records Administration ("NARA")	7.6	161,730	1.7%	2,690,321	0.8%
National Weather Service ("NWS")	9.2	94,378	1.0%	2,151,911	0.6%
U.S. Department of Agriculture ("USDA")	3.3	60,257	0.6%	1,909,389	0.6%
National Park Service ("NPS")	4.7	62,772	0.7%	1,891,182	0.6%
General Services Administration - Other	1.0	55,807	0.6%	1,707,761	0.5%
U.S. Coast Guard ("USCG")	3.2	59,547	0.6%	1,618,049	0.5%
National Oceanic and Atmospheric Administration ("NOAA")	6.9	33,403	0.4%	1,425,132	0.4%
Transportation Security Administration ("TSA")	9.2	44,075	0.5%	1,155,260	0.3%
U.S. Army Corps of Engineers ("ACOE")	0.4	39,320	0.4%	1,147,120	0.3%
Small Business Administration ("SBA")	14.8	44,969	0.5%	1,118,844	0.3%

Tenants (Cont.) (As of September 30, 2024, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government (Cont.)
Homeland Security Investigations ("HSI")	11.5	27,840	0.3%	1,065,323	0.3%
Bureau of Alcohol, Tobacco, Firearms and Explosives ("ATF")	8.4	23,775	0.3%	732,833	0.2%
Federal Energy Regulatory Commission ("FERC")	14.9	6,214	0.1%	248,307	0.1%
Department of Energy ("DOE")	8.5	4,846	0.1%	187,782	0.1%
U.S. Probation Office ("USPO")	14.3	6,621	0.1%	180,393	0.1%
U.S. Marshals Service ("USMS")	2.3	1,054	0.0%	50,405	0.0%
Department of Labor ("DOL")	14.3	574	0.0%	15,645	0.0%

Subtotal	10.5	8,850,483	94.9%	$322,849,172	96.4%

State and Local Government
State of California Employee Development Department	9.4	65,133	0.7%	2,296,631	0.7%
State of California Department of Industrial Relations	9.1	30,140	0.3%	1,067,748	0.3%
New York State Court of Claims	2.0	14,274	0.2%	391,875	0.1%

Subtotal	8.3	109,547	1.2%	$3,756,254	1.1%

Private Tenants
Northrup Grumman Systems Corporation	4.9	99,246	1.1%	2,321,179	0.7%
Other Private Tenants	4.4	58,869	0.6%	1,685,009	0.5%
St. Luke's Health System	2.3	32,043	0.3%	999,037	0.3%
CVS Health	0.7	39,690	0.4%	880,526	0.3%
HUB International Midwest Limited	8.0	29,074	0.3%	836,920	0.2%
Providence Health & Services	0.9	21,643	0.2%	747,258	0.2%
Pate Rehabilitation Endevours, LLC	7.3	19,449	0.2%	636,727	0.2%
Lummus Corporation	3.8	70,078	0.8%	412,024	0.1%

Subtotal	4.1	370,092	3.9%	$8,518,680	2.5%

Total / Weighted Average	10.2	9,330,122	100.0%	$335,124,106	100.0%

(1) Weighted based on leased square feet.

Lease Expirations (As of September 30, 2024, unaudited)

Year of Lease Expiration (1)	Number of Leases Expiring	Leased Square Footage Expiring	Percentage of Total Leased Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2024	1	92,455	1.0%	3,270,004	1.0%	35.37
2025	12	592,906	6.4%	19,045,322	5.7%	32.12
2026	6	394,832	4.2%	14,532,251	4.3%	36.81
2027	9	506,510	5.4%	18,829,913	5.6%	37.18
2028	11	802,397	8.6%	17,605,584	5.3%	21.94
2029	8	631,036	6.8%	19,132,304	5.7%	30.32
2030	1	1,536	0.0%	59,478	0.0%	38.72
2031	3	117,875	1.3%	4,560,497	1.4%	38.69
2032	9	579,524	6.2%	18,826,395	5.6%	32.49
2033	10	566,197	6.1%	22,233,253	6.6%	39.27
Thereafter	60	5,044,854	54.0%	197,029,105	58.8%	39.06
Total / Weighted Average	130	9,330,122	100.0%	$335,124,106	100.0%	$35.92

(1) The year of lease expiration is pursuant to current contract terms. Some tenants have the right to vacate their space during a specified period, or "soft term," before the stated terms of their leases expire. As of September 30, 2024, 8 tenants occupying approximately 5.5% of our leased square feet and contributing approximately 5.4% of our annualized lease income are currently operating under lease provisions that allow them to exercise their right to terminate their lease before the stated term of their respective lease expires.

Summary of Re/Development Projects (As of September 30, 2024, unaudited, in thousands, except square feet)

Projects Under Construction(1)
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Anticipated Total Cost	Cost to Date	Anticipated Lump-Sum Reimbursement(2)	Anticipated Completion Date	Anticipated Lease Commencement
FDA - Atlanta	Atlanta, GA	Laboratory	162,000	20-Year	$237,105	$158,555	$150,680	4Q 2025	4Q 2025
Total			162,000		$237,105	$158,555	$150,680

Projects in Design(3)
Property Name	Location	Property Type	Total Estimated Leased Square Feet	Lease Term	Anticipated Completion Date	Anticipated Lease Commencement
JUD - Flagstaff	Flagstaff, AZ	Courthouse	50,777	20-Year	2Q 2026	2Q 2026
Total			50,777

Projects Previously Completed with Outstanding Lump-Sum Reimbursements(2)
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Outstanding Lump-Sum Reimbursement(2)	Completion Date	Lease Commencement
N/A	-	-	-	-	$-	-	-

(1) Includes properties under construction for which design is complete.

(2) Includes reimbursement of lump-sum tenant improvement costs and development fees.

(3) Includes projects in the design phase for which project scope is not fully determined.